UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2022

MALACCA STRAITS ACQUISITION COMPANY LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39383	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 601-2

St. George’s Building

2 Ice House Street Central, Hong Kong

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +852 21060888

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	MLACU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	MLAC	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	MLACW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 11, 2022, each of Christian Jason Chan and Dwi Prasetyo Suseno informed the Board of Directors (the “Board”) of Malacca Straits Acquisition Company Limited, a Cayman Islands exempted company (the “Company”), of his intention to resign as the a director of the Company effective immediately. Neither of their resignations was due to any disagreement with the Company.

To fill the vacancy created by the resignations of Mr. Chan and Mr. Suseno, on July 11, 2022, the Board appointed each of Vince Ming Shu Leung and Eugene TY Tan to serve as a member of the Board, a member of the audit committee and a member of the compensation committee, effectively immediately. Mr. Leung was appointed to serve as the Chairman of the audit committee of the Company and Mr. Tan was appointed to serve as the Chairman of the compensation committee. The Board has determined that both of Mr. Leung and Mr. Tan are financially literate and that Mr. Leung qualifies as an “audit committee financial expert” as defined in applicable Securities and Exchange Commission rules and has accounting or related financial management expertise.

Mr. Vince Ming Shu Leung, age 46, has been the group Chief Financial Officer, a member of strategy committee of 58 Group, a leading classified information internet platform in China and managing partner of 58 Industry Fund, an investment fund under 58.com Inc. , where he is mainly responsible for overseeing overall financial and legal functions and strategic investment and management of the 58 Industry Fund, since April 2021. He has been serving as a founding and managing partner at Harmony Capital, a family office PE fund with a focus on internet and consumer sectors in China, since February 2017. From January 2013 to January 2017, Mr. Leung served as Chief Financial Officer of Visual China Group, a company mainly engaged in the image licensing businesses and a public company listed on the Main Board of the Shenzhen Stock Exchange. From January 2008 to December 2012, Mr. Leung served as the Chief Financial Officer of China ITS (Holdings) Co., Ltd., a Hong Kong listed company mainly engaged in the provision of intelligent transportation solutions covering expressway, railway and urban traffic sectors. From February 2003 to March 2006, he served as a senior manager in the mergers and acquisitions department and subsequently as Chief Financial Officer at CDC Corporation, a Nasdaq and Hong Kong listed group. From October 1999 to December 2000, Mr. Leung served as a senior consultant at Arthur Andersen & Co, where he was mainly responsible for providing business consultancy services. From September 1998 to August 1999, he was an auditor at PricewaterhouseCoopers. Since May 2022, Mr. Leung has been serving as an independent non-executive director at Jiu Zun Digital Interactive Entertainment Group Holdings Limited, a company mainly engaged in the provision of mobile gaming solutions and a public company listed on the Main Board of the Hong Kong Stock Exchange. Since December 2019, Mr. Leung has been serving as an independent non-executive director at Renrui Human Resources Technology Holdings Limited, a company mainly engaged in the provision of human resources services and a company listed on the Main Board of the Hong Kong Stock Exchange. Since March 2017, he has been serving as an independent non-executive director at Sun.King Technology Group Limited, a company mainly engaged in the provision of power electron capacitor and a public company listed on the Main Board of the Hong Kong Stock Exchange. Since February 2013, Mr. Leung has been serving as an independent non-executive director at Cabbeen Fashion Limited, a menswear outfit brand in China and a public company listed on the Main Board of the Hong Kong Stock Exchange. Mr. Leung has been a Fellow Member of Association of Chartered Certified Accountants and the Fellow Member of the Hong Kong Institute of Certified Public Accountants since February 2007 and June 2010, respectively. Mr. Leung obtained a First Class Honor bachelor’s degree in accounting from the City University of Hong Kong and a master’s degree in accounting from The Chinese University of Hong Kong. Mr. Leung is well-qualified to serve on the Board due to his expertise in corporate finance and management and his extensive experience with public companies.

Mr. Eugene TY Tan, age 59, has been the Co-Chief Executive Officer of Oriental Patron Asia Limited, a financial services company, since April 2019. From January 2017 to March 2019, Mr. Tan was the Co-Chief Executive of the Institutional and Client Group at Shanxi Securities International, a company engaging in the provision of securities brokerage and investment advisory services. He was the Managing Director and Head of Investment Banking and Equity Capital Markets – Asia Department at Oppenheimer Investments Asia Limited, an investment advisory firm, from 2013 to 2016. From 2010 to 2012, Mr. Tan served as the Managing Director, Greater China of Rothschild (Hong Kong) Limited, a financial advisory firm. From 2007 to 2010, he was the Managing Director of Argyle Street Management, an asset management firm. Prior to that, Mr. Tan has also worked at various financial services firms, including Goldman Sachs, Salomon Smith Barney, ING Barings, HSBC Investment Bank and Citibank, N.A. Mr. Tan served as independent board member of KGI Holdings and KGI Thailand. Mr. Tan holds an MBA with Distinction from Stanford Graduate School of Business where he was an Arjay Miller Scholar and Deloitte and Touche Accounting Awardee. He also holds dual degrees in Accounting and Finance, summa cum laude, from the University of the Philippines. Mr. Tan is a Certified Public Accountant. Mr. Tan is well-qualified to serve on the Board due to his extensive corporate finance and publicly-listed company experience.

There are no family relationships between each of Mr. Leung and Mr. Tan and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company. There are no transactions between the Company and each of Mr. Leung and Mr. Tan that are subject to disclosure under Item 404(a) of Regulation S-K.

In connection with the appointment, on July 11, 2022, the Company and each of Mr. Leung and Mr. Tan entered into a certain letter agreement and indemnification agreement, which are substantially similar to the letter agreement and indemnification agreements, respectively, entered into by the other officers and directors in connection with the Company’s initial public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALACCA STRAITS ACQUISITION COMPANY LIMITED
Dated: July 11, 2022
	By:	/s/ Gordon Lo
		Name:	Gordon Lo
		Title:	Chief Executive Officer and President (Principal Executive Officer)

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